UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026 (October 28, 2026)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 N. RANDALL ROAD
Elgin, Illinois		60123-7820
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	JBSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”.

On October 28, 2026, John B. Sanfilippo & Son, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter of fiscal 2027 via Business Wire (the “Original Release”) and furnished the press release in a Form 8-K filed with the Securities and Exchange Commission (the “Form 8-K Release”). The Form 8-K Release furnished with the Company’s Form 8-K contained typographical variations from the Original Release issued via Business Wire.

The Form 8-K Release inadvertently contained a reference on page 1 under the heading “CEO Commentary” to “Sales volume was unchanged from the prior year period end” rather than “Sales volume was unchanged from the prior year period” as contained in the Original Release.

The Form 8-K Release inadvertently contained a reference on page 2 under the heading “Contract Manufacturing Distribution Channel” to “a significant new customer that was added in the second quarter of the prior year” rather than “an existing customer” as contained in the Original Release and to “granola sales volume opportunity” rather than “granola sales opportunity” as contained in the Original Release.

The Form 8-K Release inadvertently contained a reference on page 3 under the heading “Inventory” to “relatively consistent with the prior year quarter” rather than “substantially consistent with the prior year quarter” as contained in the Original Release.

Other than these conforming corrections, no other changes have been made to the Form 8-K Release.

The press release which is conformed to the Original Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits furnished herewith are listed in the Exhibit Index of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated October 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

Date:	October 30, 2026	By:	/s/ Frank S. Pellegrino
Frank S. Pellegrino President and Chief Financial Officer